POWER OF ATTORNEY

The undersigned Trustee of Tidal ETF Trust (the “Trust”) hereby appoints Daniel H. Carlson and Eric W. Falkeis, each an officer of the Trust or Toroso Investments, LLC, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 24h day of March, 2020.

By: /s/ Mark Baltimore

Name: Mark Baltimore

POWER OF ATTORNEY

The undersigned Trustee of Tidal ETF Trust (the “Trust”) hereby appoints Daniel H. Carlson and Eric W. Falkeis, each an officer of the Trust or Toroso Investments, LLC, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 24th day of March, 2020.

By: /s/ Ian Carroll

Name: Ian Carroll

POWER OF ATTORNEY

The undersigned Trustee of Tidal ETF Trust (the “Trust”) hereby appoints Daniel H. Carlson and Eric W. Falkeis, each an officer of the Trust or Toroso Investments, LLC, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 24th day of March, 2020.

By: /s/ Dusko Culafic

Name: Dusko Culafic

POWER OF ATTORNEY

The undersigned Trustee of Tidal ETF Trust (the “Trust”) hereby appoints Daniel H. Carlson, an officer of the Trust and Toroso Investments, LLC, individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 24th day of March, 2020.

By: /s/ Eric W. Falkeis

Name: Eric W. Falkeis

POWER OF ATTORNEY

The undersigned Trustee of Tidal ETF Trust (the “Trust”) hereby appoints Daniel H. Carlson and Eric W. Falkeis, each an officer of the Trust or Toroso Investments, LLC, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustee hereby executes this Power of Attorney as of the 24th day of March, 2020.

By: /s/ Eduardo Mendoza

Name: Eduardo Mendoza